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                                                                   EXHIBIT 10.36

                          PLATINUM SOFTWARE CORPORATION

                       RESTRICTED STOCK PURCHASE AGREEMENT

        THIS RESTRICTED STOCK PURCHASE AGREEMENT (the "Agreement") is entered into as of this 7th day of February, 1996, between WILLIAM R. PIESER (hereinafter referred to as "Purchaser"), and PLATINUM SOFTWARE CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), with reference to the following facts:

                                R E C I T A L S :

               A. Purchaser is an employee, director, consultant or other person who provides services to the Company or a parent or subsidiary of the Company, as those terms are defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (a "Service Provider"), and in connection therewith has rendered services for and on behalf of the Company.

               B. The Company desires to issue shares of common stock to Purchaser for the consideration set forth herein to provide an incentive for Purchaser to remain a Service Provider of the Company and to exert added effort towards its growth and success.

        NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, and for other good and valuable consideration, the parties agree as follows:

        1. ISSUANCE OF SHARES. The Company hereby agrees to issue and sell to Purchaser, and Purchaser hereby agrees to purchase from the Company an aggregate of Five Hundred Thousand (500,000) shares of the Common Stock, $0.001 par value, of the Company (the "Shares") on the terms and conditions herein set forth.

        2. CONSIDERATION. The purchase price for the Shares shall be $3.50 per share which is the fair market value of the Shares as of the date hereof, or $1,750,000 in the aggregate, which shall be paid by (i) the delivery of Purchaser's check in the amount of $875,000, and (ii) the delivery of Purchaser's promissory note in the principal amount of $875,000 in the form of Exhibit A attached hereto (the "Note") which shall be executed and delivered by Purchaser concurrently herewith. The Note shall be secured by a pledge of the Shares pursuant to the terms and provisions of a Stock Pledge Agreement in the form of Exhibit B attached hereto which shall be executed and delivered concurrently herewith.

        3.   RECONVEYANCE UPON TERMINATION OF SERVICE.

             (a) RECONVEYANCE OPTION. If Purchaser should cease to be a Service Provider of the Company or a parent or its subsidiaries, for any reason (hereinafter referred to as the "Termination Date"), the Company shall have the option to acquire (hereinafter referred to as the "Reconveyance Option") from Purchaser all or part of the unvested Shares. The Shares shall vest according to the following schedule:
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        (i)    50,000 Shares shall vest immediately upon the date of this
               Agreement.

        (ii) 8,334 Shares shall vest on the first day of each month beginning on the date of this Agreement and continuing for each month thereafter for a period of thirty-six (36) months, at which time an aggregate of 350,000 Shares shall be vested and shall not be subject to the Reconveyance Option.

        (iii) The Company's Reconveyance Option with respect to the remaining 150,000 Shares will lapse according to the following schedule, assuming the Company's fiscal year ending June 30, 1996 is the Base Year:

               (A) 25,000 Shares if Fiscal Year 1997 operating revenues exceed the Base Year operating revenues by twenty-five percent (25%) or more, and 25,000 Shares if the Company's profit after taxes for Fiscal Year 1997 is equal to or exceeds five percent (5%) of Fiscal Year 1997 operating revenues.

               (B) 25,000 Shares if Fiscal Year 1998 operating revenues exceed the Base Year operating revenues by fifty percent (50%) or more, and 25,000 Shares if the Company's profit after taxes for Fiscal Year 1998 is equal to or exceeds ten percent (10%) of Fiscal Year 1998 operating revenues.

               (C) 25,000 Shares if Fiscal Year 1999 operating revenues exceed the Base Year operating revenues by seventy-five percent (75%) or more, and 25,000 Shares if the Company's profit after taxes for Fiscal Year 1999 is equal to or exceeds fifteen percent (15%) of Fiscal Year 1999 operating revenues.

               (D) If any of such 150,000 Shares have not otherwise vested pursuant to the provisions of clauses (A), (B) or (C) above, all of the remaining unvested Shares shall vest on February 7, 2006.

               (b) TERMINATION OF RECONVEYANCE OPTION. All of the Company's rights with respect to the Reconveyance Option to purchase any of the unvested Shares under this Section 3 shall lapse immediately upon a "Change in Control" (as defined below). For purposes of this Section 3, a Change in Control shall mean:

        (i) The sale, lease, conveyance or other disposition of all or substantially all of the Company's assets as an entirety or substantially as an entirety to any person, entity or group of persons acting in concert;

        (ii) Any transaction or series of transactions that result in, or that is in connection with, any person, entity or group acting in concert (other than existing affiliates of the Company), acquiring "beneficial ownership" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of such percentage of the aggregate voting power of all classes of voting equity stock of the Company as shall exceed fifty percent (50%) of such aggregate voting power;

        (iii) The stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result

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               in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

        (iv)   A liquidation of the Company.

Upon a Change in Control, Purchaser may elect, in his sole discretion, not to have any portion of the Reconveyance Option lapse in order to avoid any "parachute payment" under Section 280G(b)(2) of the Internal Revenue Code of 1986, as amended.

               (c) TERMINATION OF EMPLOYMENT WITHOUT CAUSE. In the event the Company shall terminate Purchaser's employment without "Cause," or if a "Constructive Termination" of Purchaser's employment with the Company has occurred, or if Purchaser should die or become disabled, the Repurchase Option shall lapse on the Shares that otherwise could be repurchased by the Company pursuant to the Reconveyance Option with respect to the six (6) months following the date of Purchaser's termination of employment, such that the Shares shall continue to vest for such six (6) month period. For the purposes of this Section 3:

        (i)    "Cause" shall mean:

               (A) Willful and repeated failure to comply with the lawful directions of the Company's Board of Directors or the President;

               (B) Gross negligence or willful misconduct in the performance of duties of the Company and/or its subsidiaries;

               (C) The commission of any act of fraud with respect to the Company and/or its subsidiaries; or

               (D) Conviction of a felony or a crime involving moral turpitude causing material harm to the standing and reputation of the Company and/or its subsidiaries;

               in each case as determined in good faith by the Company's Board of Directors.

        (ii)   "Constructive Termination" shall be deemed to occur if:

               (A) (1) There is a material adverse change in Purchaser's
                       position with the Company causing such position to be of less stature or of less responsibility; or

                   (2) A change in persons to whom Purchaser reports (other than a change in the Board of Director's composition); or

                   (3) A reduction of more than twenty percent (20%) of
                       Purchaser's base compensation; and

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               (B)  The Company shall fail to correct the occurrence to
                    Purchaser's reasonable satisfaction following written notice by Purchaser within thirty (30) days following receipt of such notice, and Purchaser elects to terminate his employment voluntarily.

        (iii) "Disability" shall mean Purchaser's inability due to any physical or mental condition to perform a substantial portion of his duties as Senior Vice President of Marketing and Business Development of the Company for twenty-four (24) or more consecutive weeks.

               (d) CONSIDERATION FOR RECONVEYANCE OPTION. The Company shall pay Purchaser as consideration for the unvested Shares to be acquired upon any exercise of the Reconveyance Option the original purchase price paid by Purchaser. The Company may elect to pay such purchase price in cash or by cancellation of indebtedness of Purchaser to the Company pursuant to the Note, or otherwise.

               (e) PROCEDURE FOR EXERCISE OF RECONVEYANCE OPTION. The Company shall have the right to exercise the Reconveyance Option by acquiring all or any part of the Shares subject to the Reconveyance Option by delivery to Purchaser and/or any other person obligated to transfer the Shares written notice of election to purchase the Shares or any portion thereof within sixty (60) days following the Termination Date. Such written notice shall indicate the number of Shares to be purchased by the Company. In the event that the Company does not elect to exercise the Reconveyance Option as to all or part of the Shares under the provisions of this Section 3 by written notice to Purchaser within the period specified above, the Reconveyance Option shall expire as to all Shares which the Company has not elected to acquire.

               (f) NOTIFICATION AND SETTLEMENT. In the event that the Company has elected to exercise the Reconveyance Option as to part or all of the Shares within the period described above, Purchaser or such other person shall deliver to the Company certificate(s) representing the Shares to be acquired by the Company within thirty (30) days following the date of the notice from the Company. The Company shall deliver to Purchaser against delivery of the Shares, checks of the Company payable to Purchaser and/or any other person obligated to transfer the Shares and/or instruments effecting cancellation of indebtedness of Purchaser to the Company in the aggregate amount of the purchase price to be paid as set forth in paragraph (d) above.

          4.   ESCROW.

               (a) DEPOSIT. Upon issuance, the certificates for the unvested Shares shall be deposited in escrow with the Corporate Secretary to be held in accordance with the provisions of this Section 4. The deposit obligations of Purchaser under this Section 4 shall be in addition to the obligations of Purchaser to deliver possession of the Shares to the Company under the Stock Pledge Agreement. Each deposited certificate shall be accompanied by a duly-executed Assignment Separate from Certificate. The deposited certificates, together with any other assets or securities from time to time deposited with the Corporate Secretary pursuant to the requirements of this Agreement, shall remain in escrow until such time or times as the certificates (or other assets or securities) are to be released or otherwise surrendered for cancellation in accordance with this Section 4.

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               (b) RECAPITALIZATION. In the event of any stock split, stock dividend, recapitalization, reorganization, combination of shares, exchange of shares, or other change affecting the Company's outstanding Common Stock as a class effected without the Company's receipt of consideration, any new, substituted or additional securities or other property which is by reason of such transaction distributed with respect to the Shares shall be immediately delivered to the Corporate Secretary to be held in escrow under this Section 4, but only to the extent the Shares are at the time subject to the escrow requirements of this Section 4. However, all regular cash dividends on the Shares (or other securities a the time held in escrow) shall be paid directly to Purchaser and sall not be held in escrow.

               (c) RELEASE/SURRENDER. The Shares, together with any other assets or securities held in escrow hereunder, shall be subject to the following terms and conditions relating to their release from escrow or their surrender to the Company for repurchase and cancellation:

        (i) Should the Company (or its assignees) elect to exercise the Reconveyance Option with respect to any Shares, then the escrowed certificates for such Shares (together with any other assets or securities attributable thereto) shall be delivered to the Company concurrently with the payment to Purchaser, in cash or cash equivalent (including the cancellation of any indebtedness), of an amount equal to the aggregate purchase price for such Shares, and Purchaser shall cease to have any further rights or claims with respect to such Shares (or other assets or securities attributable to such Shares). Any balance of Shares not purchased by the Company pursuant to the exercise of the Reconveyance Option shall be delivered to Purchaser.

        (ii) As the interest of Purchaser in the Shares (or any other assets or securities attributable thereto) vests in accordance with the provisions of Section 3, subject to the provisions set forth in the Stock Pledge Agreement, the certificates for such vested Shares (as well as all other vested assets and securities) shall be released from escrow upon Purchaser's request, but not more frequently than six (6) times per year.

        (iii) All Shares (or other assets or securities) released from escrow shall nevertheless remain subject to the market stand-off provisions set forth in Section 16 hereof.

        5. INVESTMENT REPRESENTATIONS. Purchaser represents and warrants to the Company as follows:

               (a) He is acquiring the Shares for his own account, not as nominee or agent, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the 1933 Act.

               (b) He understands that (i) the Shares have not been registered under the 1933 Act by reason of a specific exemption therefrom, that they must be held by him indefinitely, and that he must, therefore, bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the 1933 Act or is exempt from such registration; (ii) the Shares will be endorsed with the following legend:

        "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT

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        BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS PURSUANT TO SEC
        RULE 144 OR RULE 144A OR THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT."

and (iii) the Company will instruct any transfer agent not to register the transfer of any of the Shares unless the conditions specified in the foregoing legend are satisfied; provided, however, that no such opinion of counsel shall be necessary if the sale, transfer or assignment is made pursuant to SEC Rule 144 or Rule 144A and Purchaser provides the Company with evidence reasonably satisfactory to the Company and its counsel that the proposed transaction satisfies the requirements of Rule 144 or Rule 144A. The Company agrees to remove the foregoing legend from any securities if the requirements of SEC Rule 144(k) (or any successor rule or regulation) apply with respect to such securities and the Company and its counsel are provided with reasonably satisfactory evidence that the requirements of Rule 144(k) apply.

               (c) He acknowledges that he is able to fend for himself, can bear the economic risk of his investment and has such knowledge and experience in financial or business matters that he is capable of evaluating the merits and risks of the investment in the Shares and the Underlying Common Stock.

               (d) He is an "accredited investor" within the meaning of SEC Rule 501 of Regulation D, as presently in effect.

               (e) He understands that the Shares he is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act, only in certain limited circumstances, and he represents that he is familiar with SEC Rule 144 and Rule 144A, as presently in effect, and understands the resale limitations imposed thereby and by the 1933 Act.

        6. REGISTRATION OF SHARES. Upon the request of Purchaser, the Company agrees to use its best efforts to register the resale of the Shares on Form S-8 or Form S-3, whichever is available, subject to customary underwriter lock-ups and cutbacks, if applicable, and the registration rights with respect to the Shares shall rank in equal priority with the registration rights held by the existing preferred stockholders of the Company. Purchaser understands that the approval of the holders of a majority of the outstanding shares of preferred stock is required in order to grant the foregoing registration rights, and the Company agrees to use its best efforts to promptly obtain such approval. The Company and Purchaser agree that the registration rights of Purchaser set forth above shall be on terms and provisions substantially the same as the applicable terms and provisions of the Registration Rights Agreement between the Company and its existing preferred stockholders.

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        7.   SHARES FREE AND CLEAR. All Shares purchased by the Company pursuant to this Agreement shall be delivered by Purchaser free and clear of all claims, liens and encumbrances of every nature (except the provisions of this Agreement and any conditions concerning the Shares relating to compliance with applicable federal or state securities laws), and the purchaser thereof shall acquire full and complete title and right to all of the shares, free and clear of any claims, liens and encumbrances of every nature (again except for the provisions of this Agreement and such securities laws).

        8. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly given when personally delivered or three (3) days after being mailed, by United States certified or registered mail, prepaid, to the parties or their assignees at the addresses set forth opposite their signatures below (or such other address as shall be given in writing by either party to the other).

        9. BINDING OBLIGATIONS. All covenants and agreements herein contained by or on behalf of any of the parties hereto shall bind and inure to the benefit of the parties hereto and their permitted successors and assigns.

        10. CAPTIONS AND SECTION HEADINGS. Captions and section headings used herein are for convenience only, and are not part of this Agreement and shall not be used in construing it.

        11. AMENDMENT. This Agreement may not be amended, waived, discharged, or terminated other than by written agreement of the parties.

        12. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior or contemporaneous written or oral agreements and understandings of the parties, either express or implied.

        13. ASSIGNMENT. No party hereto shall have the right, without the prior written consent of the other party, to sell, assign, mortgage, pledge or otherwise transfer any interest or right created hereby. This Agreement is made solely for the benefit of the parties hereto, and no other person, partnership, association or corporation shall acquire or have any right under or by virtue of this Agreement.

        14. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one agreement and any party hereto may execute this Agreement by signing any such counterpart. This Agreement shall be binding upon Purchaser and the Company at such time as the Agreement, in counterpart or otherwise, is executed by Purchaser and the Company.

        15. APPLICABLE LAW. This Agreement shall be construed under, and enforced in accordance with and governed by the laws of the State of California.

        16. NO AGREEMENT TO EMPLOY. Nothing in this Agreement shall be construed to constitute or be evidence of any agreement or understanding, express or implied, on the part of the Company to employ or retain Purchaser for any specific period of time. Purchaser acknowledges and agrees that he is an "at-will" employee of the Company and that the terms and conditions of

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his employment are governed by a letter agreement dated February 7, 1996 between the Company and Purchaser.

        17. MARKET STANDOFF AGREEMENT. Purchaser agrees in connection with any registration of the Company's securities that, upon the request of the Company or the underwriters managing any public offering of the Company's securities, Purchaser will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such underwriters, as the case may be, for a period of time (not to exceed the lesser of (i) 180 days or (ii) the time period generally applicable to other affiliates of the Company) from the effective date of such registration as the Company or the underwriters may specify.

        18. TAX ELECTIONS. Purchaser acknowledges that Purchaser has considered the advisability of all tax elections in connection with the purchase of the Shares hereunder, including the making of an election under Section 83(b) under the Internal Revenue Code of 1986, as amended, and that the Company has no responsibility for the making of any such election.

        19. ATTORNEYS' FEES. If any party shall bring an action in law or equity against another to enforce or interpret any of the terms, covenants and provisions of this Agreement, the prevailing party in such action shall be entitled to recover reasonable attorneys' fees and costs.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                                   THE COMPANY:

                                                   PLATINUM SOFTWARE CORPORATION

195 Technology Drive
Irvine, California  92718

                                                   By:
                                                      --------------------------

                                                   Name:
                                                        ------------------------

                                                   Title:
                                                         -----------------------

                                   PURCHASER:

- --------------------------
- --------------------------                         -----------------------------

                                                        William R. Pieser
                                                   -----------------------------
                                                                 (print name)

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                       CONSENT AND RATIFICATION OF SPOUSE

        The undersigned, the spouse of William R. Pieser, a party to the attached Restricted Stock Purchase Agreement (the "Agreement"), dated as of _______________, hereby consents to the execution of said Agreement by such party; and ratifies, approves, confirms and adopts said Agreement, and agrees to be bound by each and every term and condition thereof as if the undersigned had been a signatory to said Agreement, with respect to the Shares (as defined in the Agreement) made the subject of said Agreement in which the undersigned has an interest, including any community property interest therein.

Date:  February _____, 1996

                                                  ______________________________


                                                  ______________________________
                                                         (Print Name)

                           SECTION 83(b) TAX ELECTION

This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.

(1)      The taxpayer who performed the services is:

         Name:  William R. Pieser
         Address:
         Taxpayer Ident. No.:

(2) The property with respect to which the election is being made is 450,000 shares of the common stock of Platinum Software Corporation.

(3)      The property was issued on February 7, 1996.

(4) The taxable year in which the election is being made is the calendar year 1996.

(5) The property is subject to a repurchase right pursuant to which the issuer has the right to acquire the property at the original purchase price if for any reason taxpayer's employment with the issuer is terminated. The issuer's repurchase right as to 300,000 shares lapses in a series of annual and monthly installments over a three-year period ending on February 7, 1999. In addition, the issuer's repurchase rights as to 150,000 shares lapses according to certain financial performance criteria over a period of three fiscal years of the issuer through the fiscal year ending on June 30, 1999, and in any event on February 7, 2006.

(6) The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $3.50 per share.

(7)      The amount paid for such property is $3.50 per share.

(8) A copy of this statement was furnished to Platinum Software Corporation for whom taxpayer rendered the services.

(9)      This statement is executed as of February ___, 1996.


______________________________                ______________________________
Spouse                                        Taxpayer - William R. Pieser

This election must be filed with the Internal Revenue Service Center with which taxpayer files his or her Federal income tax returns and must be made within thirty (30) days after the execution date of the Stock Purchase Agreement. This filing should be made by registered or certified mail, return receipt requested. Taxpayer must retain two (2) copies of the completed form for filing with his or her Federal and state tax returns for the current tax year and an additional copy for his or her records.

                     NOTE SECURED BY STOCK PLEDGE AGREEMENT

$875,000                                                        FEBRUARY 7, 1996
                                                              IRVINE, CALIFORNIA

        FOR VALUE RECEIVED, the undersigned William R. Pieser promises to pay to Platinum Software Corporation, (the "Company'), at its principal offices at 195 Technology Drive, Irvine, California 92718-2402, the principal sum of Eight Hundred Seventy-Five Thousand Dollars ($875,000), together with interest from the date of this Note on the unpaid principal balance upon the terms and conditions specified below.

        1. Principal and Interest. The principal balance of this Note together with interest accrued and unpaid to date shall be due and payable on or before five (5) years from the date of this Note or on or before February 7, 2001. The foregoing notwithstanding, in the event of the sale of any shares of Common Stock of the Company which are pledged as security under the Stock Pledge Agreement securing this Note, a principal amount of this Note equal to the lesser of (i) the net proceeds received by the undersigned in connection with the sale of the shares of Common Stock, or (ii) the number of shares of Common Stock sold multiplied by Three Dollars and Fifty Cents ($3.50), together with interest accrued and unpaid on such principal amount, shall be paid to the Company concurrently upon receipt of the proceeds from the sale of the shares of Common Stock.

        2. Rate of Interest. Interest shall accrue under the Note on any unpaid principal balance at the rate of 6.0% per annum, compounded annually, and shall be paid on or before the maturity date of this Note.

        3. Application Payments. Each payment shall be made in lawful tender of the United States. Prepayment of principal and interest may be made at any time without penalty.

        4. Events of Acceleration. The entire unpaid principal and unpaid interest of this Note shall become immediately due and payable upon one or more of the following events:

               A. the default in any payment due under this Note, and the failure to cure such default within ten (10) days of written notice of such default;

               B. the insolvency of William R. Pieser, the commission of an act of bankruptcy by William R. Pieser, the execution by William R. Pieser of a general assignment for the benefit of creditors, the filing by or against William R. Pieser of a petition in bankruptcy or a petition for relief under the provisions of the federal bankruptcy act or another state or federal law for the relief of debtors and the continuation of such petition without dismissal for a period of ninety (90) days or more;

               C. the occurrence of a material event of default under the Stock Pledge Agreement securing this Note; or

               D. the termination of employment of William R. Pieser by the Company for "cause," as defined in that certain letter agreement between the Company and William R. Pieser dated February 7, 1996.

          5. Security. Payment of this Note shall be secured by a Stock Pledge Agreement to be executed by William R. Pieser and covering 500,000 shares of the Company's Common Stock. William R. Pieser, however, shall remain personally liable for payment of this Note to the extent of any deficiency in the value of the Common Stock. Anything herein to the contrary notwithstanding, in the event of any default in payment or principal or interest under this Note, the Company agrees to pursue to the fullest extent possible its rights and remedies to foreclose upon and dispose of the shares of Common Stock pledged as collateral under the Stock Pledge Agreement prior to pursuing any right or remedy as to the personal liability or other assets of William R. Pieser.

          6.   Collection. If action is instituted to collect this Note, William
R. Pieser promises to pay all reasonable costs and expenses (including reasonable attorneys fees) incurred in connection with such action.

          7. Waiver. No previous waiver and no failure or delay by Platinum Software Corporation or William R. Pieser in acting with respect to the terms of this Note or the Stock Pledge Agreement shall constitute a waiver of any breach, default, or failure of condition under this Note, the Stock Pledge Agreement, or the obligations secured thereby. A waiver of any term of this Note, the Stock Pledge Agreement, or of any of the obligations secured thereby must be made in writing and shall be limited to the express terms of such waiver. William R. Pieser hereby expressly waives presentment and demand for payment at such time as any payments are due under this Note.

          8. Conflicting Agreements. In the event of any inconsistencies between the terms of this Note and the terms of any other document related to the loan evidenced by the Note, the terms of this Note shall prevail.

          9. Governing Law. This Note shall be construed in accordance with the law of the State of California.




                                   -------------------------------
                                   William R. Pieser

                             STOCK PLEDGE AGREEMENT

          In order to secure payment of that certain February 7, 1996 promissory note (the Note") payable to the order of Platinum Software Corporation, a Delaware corporation (the "Company") having its corporate offices at 195 Technology Drive, Irvine, California 92718-2402, in the principal amount of Eight Hundred Seventy-Five Thousand Dollars ($875,000), the undersigned hereby grants the Company a security interest in, and assigns, transfers to and pledges the Company the following securities and other property:

               (i) the 500,000 shares of Company common stock ("Common Stock") and deposited with the Company as collateral for the Note;

               (ii) any and all new, additional or different securities or other property subsequently distributed with respect to the shares identified in subparagraph (i) that are to be delivered to and deposited with the Company pursuant to the requirements of paragraph 3 of this Agreement; and

               (iii) any and all other property and money that is delivered to or comes into the possession of the Company pursuant to the terms and provisions of this Agreement.

          All securities, property and money so assigned, transferred to and pledged with the Company shall be herein referred to as the "Collateral" and shall be accompanied by one or more stock power assignments properly endorsed by the undersigned. The Company shall hold the Collateral in accordance with the following terms and provisions:

          1. Warranties. The undersigned hereby warrants that the undersigned is the owner of the Collateral and has the right to pledge the Collateral and that the Collateral is free from all liens, adverse claims and other security interests (other than those created hereby).

          2. Rights and Powers. The Company may without obligation to do so, exercise one or more of the following rights and powers with respect to the
Collateral:

               (a) accept in its discretion, but subject to the applicable limitations of paragraphs 6(c) and 6(e), other property of the undersigned in exchange for all or part of the Collateral and release Collateral to the undersigned to the extent necessary to effect such exchange, and in such event the money, property or securities received in the exchange shall be held by the Company as substitute security for the Note and all other indebtedness secured hereunder, and

               (b) transfer record ownership of the Collateral to the Company or its nominee and receive, endorse and give receipt for, or collect by legal proceedings or otherwise, dividends or other distributions made or paid with respect to the Collateral, provided and only if there exists at the time an outstanding event of default under paragraph 7 of this Agreement.

               The Company will notify the undersigned of any action taken by the Company pursuant to the provisions of this Section 2. Expenses reasonably incurred in connection with such action shall be payable by the undersigned and form part of the indebtedness secured hereunder as provided in paragraph 9.

               So long as there exists no event of default under Section 7 of this Agreement, the undersigned may exercise all stockholder voting rights and be entitled to receive any and all regular cash dividends paid on the Collateral. Accordingly, until such time as an event of default occurs under this Agreement, all proxy statements and other stockholder materials pertaining to the Collateral shall be delivered to the undersigned at the address indicated below.

               Any cash sums that the Company may receive in the exercise of its rights and powers under paragraph 2(b) above shall be applied to the payment of the Note and any other indebtedness secured hereunder, in such order of application as the Company deems appropriate. Any remaining cash shall be paid over to the undersigned.

          3. Duty to Deliver. Any new, additional or different securities that may now or hereafter become distributable with respect to the Collateral by reason of (i) any stock dividend, stock split or reclassification of the Common Stock of the Company, or (ii) any merger, consolidation or other reorganization affecting the capital structure of the Company, shall, upon receipt by the undersigned, be promptly delivered to and deposited with the Company as part of the Collateral hereunder. Such securities shall be accompanied by one or more properly endorsed stock power assignments.

          4. Care of Collateral. The Company shall exercise reasonable care in the custody and preservation of the Collateral, but shall have no obligation to initiate any action with respect to any conversion, call, exchange right, preemptive right, subscription right, purchase offer or other right or privilege relating to or affecting the Collateral. The Company shall have no duty to preserve the rights of the undersigned against adverse claims or to protect the Collateral against the possibility of a decline in market value. The Company shall not be obligated to take any action with respect to the Collateral requested by the undersigned unless the request is made in writing and the Company determines that the requested action will not unreasonably jeopardize the value of the Collateral as security for the Note and other indebtedness secured hereunder.

          The Company may at any time release and deliver all or part of the Collateral to the undersigned, and the receipt thereof by the undersigned shall constitute a complete and full acquittance for the Collateral so released and delivered. The Company shall accordingly be discharged from any further liability or responsibility for the Collateral, and the released Collateral shall no longer be subject to the provisions of this Agreement. However, any and all release of the Collateral shall be effected in compliance with the applicable limitations of paragraphs 6(c) and 6(e).

          5. Payment of Taxes and Other Changes. The undersigned shall pay, prior to the delinquency date, all taxes, liens, assessments and other charges against the Collateral, and in the event of the undersigned's failure to do so, the Company may at its election pay any or all of such taxes and charges without contesting the validity or legality thereof. The payment so made shall become a part of the indebtedness secured hereunder and until paid shall bear interest at the Company's bank interest rate then being earned by the Company on its deposits.

          6. Release of Collateral. Provided (i) there does not otherwise exist any event of default under Section 7, including without limitation any default under the Note, and (ii) the shares of Common Stock are not otherwise subject to the Reconveyance Option of the Company as set forth in that certain Restricted Stock Purchase Agreement between the undersigned and the Company dated February 7, 1996, the pledged shares of Common Stock together with any additional Collateral that may hereafter be pledged and deposited hereunder, shall be released from pledge and returned to the undersigned in accordance with the following provisions:

               (a) Upon payment or prepayment of principal under the Note, together with payment of all accrued interest to date, one or more shares of the Common Stock held as Collateral hereunder shall (subject to the applicable limitations of paragraphs 6(c) and 6(e) below) be released to the undersigned within three (3) days after such payment or prepayment. The number of the shares to be so released shall be equal to the number obtained by multiplying (i) the total number of shares of Common Stock held under this Agreement at the time of the payment or prepayment, by (ii) a fraction the numerator of which shall be the amount of the principal paid or prepaid and the denominator of which shall be, the unpaid principal balance of the Note immediately prior to such payment or prepayment. In no event, however, shall any fractional shares be released.

               (b) Any additional Collateral that may hereafter be pledged and deposited with the Company (pursuant to the requirements of Section 3) with respect to the shares of Common Stock pledged hereunder shall be released at the same time the particular shares of Common Stock to which the additional Collateral relates are to be released in accordance with the applicable provisions of paragraph 6(a). Under no circumstances, however, shall any shares of Common Stock or any other Collateral be released if previously applied to the payment of any indebtedness secured hereunder.

               (c) In no event, however, shall any shares of Common Stock be released pursuant to the provisions of paragraph 6(a) or 6(b) if, and to the extent, the fair market value of the Common Stock and all other Collateral that would otherwise remain in pledge hereunder after such release were effected would be less than one hundred fifty percent (150%) of the unpaid balance of the Note (principal and accrued interest).

               (d) For all valuation purposes under this Agreement, the fair market value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                     (i) If the Common Stock is not at the time listed or admitted to trading on any stock exchange but is traded in the over-the-counter market, the fair market value shall be the mean between the highest bid and lowest asked prices (or, if such information is available, the closing selling price) per share of Common Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers on the NASDAQ National Market or any successor system. If there are no reported bid and asked prices (or closing selling price) for the Common Stock on the date in question, then the mean between the highest bid price and lowest asked price (or the closing selling price) on the last preceding date for which such quotations exist shall be determinative of fair market value.

                     (ii) If the Common Stock is at the time listed or admitted to trading on any stock exchange, then the fair market value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange serving as the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

                     (iii) If the Common Stock at the time is neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, then the fair market shall be the most current value per share determined in good faith by the Company's Board of Directors.

               (e) In the event the securities constituting the Collateral are "margin securities" (within the meaning of Section 207.2(i) of Regulation G of the Federal Reserve Board), then, to the extent applicable, the number of shares to be released pursuant to paragraph 6(a) or (b) shall be reduced to the extent necessary to comply with Regulation G.

          7. Events of Default. The occurrence of one or more of the following events shall constitute an event of default under this Agreement:

               (a) the failure of the undersigned to pay the principal and accrued interest when due under the Note; or

               (b) the failure of the undersigned to perform a material obligation imposed upon the undersigned by reason of this Agreement and the failure to cure such default within sixty (60) days of written notice of the Company to the undersigned.

          Upon the occurrence of any such event of default, the Company may, at its election, declare the Note and all other indebtedness secured hereunder to become immediately due and payable and may exercise any or all of the rights and remedies granted to a secured party under the provisions of the California Uniform Commercial Code (as now or hereafter in effect), including (without limitation) the power to dispose of the Collateral by public or private sale or to accept the Collateral in full payment of the Note and all other indebtedness secured hereunder. Anything herein to the contrary notwithstanding, the Company agrees to pursue its rights to foreclose and dispose of the Collateral pursuant to the applicable provisions of the California Uniform Commercial Code prior to seeking recourse against the undersigned personally, or any other assets of the undersigned.

          Any proceeds realized from the disposition of the Collateral pursuant to the foregoing power of sale shall be applied first to the payment of reasonable expenses incurred by the Company in connection with the disposition, then to the payment of the Note and finally to any other indebtedness secured hereunder. Any surplus proceeds shall be paid over to the undersigned. However, in the event such proceeds prove insufficient to satisfy all obligations of the undersigned under the Note, then the undersigned shall remain personally liable for the resulting deficiency.

          8. Other Remedies. The rights, powers and remedies granted to the Company and the undersigned pursuant to the provisions of this Agreement shall be in addition to all rights, powers and remedies granted to the Company and the undersigned under any statute or rule of law. Any forbearance, failure or delay by the Company or the undersigned in exercising any right, power or remedy under this Agreement shall not be deemed to be a waiver of such right, power or remedy. Any single or partial exercise of any right, power or remedy under this Agreement shall not preclude the further exercise thereof, and every right, power and remedy of the Company and the undersigned under this Agreement shall continue in full force and effect unless such right power or remedy is specifically waived by an Instrument executed by the Company or the undersigned, as the case may be.

          9. Costs and Expenses. All reasonable costs and expenses (including reasonable attorneys' fees) incurred by the Company in the exercise or enforcement of any right, power or remedy granted it under this Agreement shall become part of the indebtedness secured hereunder and shall constitute a personal liability of the undersigned payable immediately upon demand.

          10. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California and shall be binding upon the executors, administrators, heirs and assigns of the undersigned.

          11. Arbitration. Any controversy between the parties hereto involving the construction or application of any terms, covenants or conditions of this Agreement or the Note, or any claims arising out of or relating to this Agreement or the Note, or the breach hereof or thereof, will be submitted to and settled by final and binding arbitration in Orange County, California, in accordance with the rules of the American Arbitration Association then in effect, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. In the event of any arbitration under this Agreement or the Note, the prevailing party shall be entitled to recover from the losing party reasonable expenses, attorneys' fees, and costs incurred therein or in the enforcement or collection of any judgment or award rendered therein. The "prevailing party" means the party determined by the arbitrator to have most nearly prevailed, even if such party did not prevail in all matters, not necessarily the one in whose favor a judgment is rendered.

          12. Severability. If any provision of this Agreement is held to be invalid under applicable law, then such provision shall be ineffective only to the extent of such invalidity, and neither the remainder of such provision nor any other provisions of this Agreement shall be affected thereby.

          IN WITNESS WHEREOF, this Agreement has been executed by the undersigned as of February 7, 1996.


                                                  ------------------------------
                                                  William R. Pieser

                                    Address:
                                                  ------------------------------

                                                  ------------------------------

Agreed to and Accepted by:

PLATINUM SOFTWARE CORPORATION

By:
    -----------------------------

Title:
       --------------------------

Dated: February 7, 1996